SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                [ ] Confidential, For Use of the Commission Only
[X] Definitive  Proxy  Statement                   (as permitted by Rule 14a-6(e)(2))
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c)
    or Rule 14a-12

                           BENCHMARK BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ....................................................................
      (2)   Aggregate number of securities to which transaction applies:
            ....................................................................
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ....................................................................
      (4)   Proposed maximum aggregate value of transaction:
            ....................................................................
      (5)   Total fee paid:
            ....................................................................

[ ]   Fee paid previously with preliminary materials.
            ....................................................................
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:
            ....................................................................
      (2)   Form, Schedule or Registration Statement no.:
            ....................................................................
      (3)   Filing Party:
            ....................................................................
      (4)   Date Filed:
            ....................................................................

                           BENCHMARK BANKSHARES, INC.
                             100 South Broad Street
                            Kenbridge, Virginia 23944


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 15, 1999

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Benchmark Bankshares, Inc. (the "Company") will be held in the lobby of Benchmark Community Bank (the "Bank"), 100 South Broad Street, Kenbridge, Virginia on April 15, 1999 at 7:30 p.m. for the following purposes:

            I. To elect three (3) directors for a term of three (3) years or until their respective successors are elected and qualified;

            II. To amend the Company's Incentive Stock Option Plan (the "ISO Plan") to increase the number of shares of Common Stock authorized for issuance pursuant to the ISO Plan.

            III. To transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the meeting.


      The Board of Directors has fixed the close of business on March 5, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Larry L. Overton

                                        Larry L. Overton
                                        Secretary


Kenbridge, Virginia
March 15, 1999
________________________________________________________________________________

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
________________________________________________________________________________

                           BENCHMARK BANKSHARES, INC.
                            ________________________

                                 PROXY STATEMENT
                                  _____________


                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 15, 1999


                               GENERAL INFORMATION


     This Proxy Statement is furnished to holders of common stock, $0.21 par value per share ("Common Stock"), of Benchmark Bankshares, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company to be used at the Annual Meeting of Shareholders to be held on April 15, 1999 at 7:30 p.m. in the lobby of Benchmark Community Bank (the "Bank"), 100 South Broad Street, Kenbridge, Virginia 23944, and any adjournment thereof (the "Annual Meeting").

     The principal executive offices of the Company are located at 100 South Broad Street, Kenbridge, Virginia 23944. The approximate date on which this Proxy Statement, the accompanying proxy form, and Annual Report to Shareholders (which is not part of the Company's soliciting materials) are being mailed to the Company's shareholders is March 15, 1999.

Voting and Revocability of Proxy

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy will be voted FOR the slate of director nominees and FOR any other proposals designated in the Proxy. Any shareholder giving a proxy has the power to revoke it any time before it is exercised by (i) filing written notice thereof with the Secretary of the Company (Larry L. Overton, Secretary, Benchmark Bankshares, Inc., P. O. Box 569, Kenbridge, Virginia 23944); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Persons Making the Solicitation

     The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies in person or by telephone. Also the Company will request banks, brokers and other custodians, nominees and fiduciaries to send proxy materials to the beneficial owners and to secure their voting instructions, if necessary. The Company, upon request, will reimburse such fiduciaries for their expenses in so doing.

Voting Securities

     Only shareholders of record at the close of business on March 5, 1999 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 3,011,134.017 shares of Common Stock issued and outstanding and 991 record holders. Of this number of shares issued and outstanding, 3,010,849 are whole shares, eligible to be voted. Each whole share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting. The Company had no other class of equity securities outstanding at the Record Date.

     In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.


                        PROPOSAL I. ELECTION OF DIRECTORS


The Nominees

     The Company's Articles of Incorporation provide for the Board of Directors to be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. At the 1999 Annual Meeting, three directors, comprising Class A, will be nominated for election to serve until the Year 2002 Annual Meeting of Shareholders or until their successors are elected and qualified.

     There is set forth below as to each of the nominees certain information including name, age and business experience. The dates shown for first election as a Director represent the year in which the nominee was first elected to the Board of the Company or to one of its predecessor corporations. Unless otherwise indicated, the business experience and principal occupations shown for each nominee has extended five or more years.

      Class A (to serve until the Year 2002 Annual Meeting of Stockholders)

     1. Earl C. Currin, Jr. , age 55, a Director since 1986. Dr. Currin is Provost of the John H. Daniel Campus of Southside Virginia Community College, Keysville, Virginia. He presently serves on the Policy and Audit & Finance Committees of the Bank.

     2. Wayne J. Parrish, age 60, a Director since 1979. Mr. Parrish is principal of Parrish Trucking Company, Inc., Kenbridge, Virginia. He presently serves on the Loan, Personnel, and Audit & Finance Committees of the Bank.

     3. Ben L. Watson, III, age 55, a Director since 1976. Mr. Watson is President and Chief Executive Officer of the Company and of the Bank. He presently serves as a member of the Executive Committee of the Bank, and is an ex-officio member of the other standing committees.

Election of Directors

     Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the three (3) nominees listed on the preceding page. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. All of the nominees listed above have consented to be nominated and to serve if elected, and at this time, the Board knows of no reason why any of the nominees listed above may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT  THE  NOMINEES  BE  ELECTED  AS
DIRECTORS.


                         DIRECTORS CONTINUING IN OFFICE


     There are seven directors whose present terms of office will continue until 2000 or 2001, as indicated below, or until their respective successors are duly elected and qualified. Each has served continuously since the year he joined the Board. Unless otherwise indicated, the business experience and principal occupations shown for each nominee has extended five or more years.


      Class B (to serve until the Year 2000 Annual Meeting of Stockholders)

     1. R. Michael Berryman, age 58, a Director since 1978. Mr. Berryman is a pharmacist and is a principal in the firms of Smith's Pharmacy, Inc. and Pharmacy Associates, Inc., Kenbridge, Virginia, and is serving as Interim President of Community Memorial Hospital, South Hill, Virginia. He presently serves as Vice Chairman of the Company and of the Bank and is a member of the Executive, Policy, and Loan Committees of the Bank and is an ex-officio member of the other standing committees.

     2. William J. Callis, age 56, a Director since 1989. Mr. Callis is Vice President of Kenbridge Construction Co., Inc., Kenbridge, Virginia. He presently serves on the Loan and Audit & Finance Committees of the Bank.

     3. C. Edward Hall, age 58, a Director since 1971. Mr. Hall is a pharmacist and is a partner in Victoria Drug Company, Victoria, Virginia. He presently serves as a member of the Policy, Loan, and Personnel Committees of the Bank.

     4. Larry L. Overton, age 69, a Director since 1971. Mr. Overton retired in 1995 as Vice President of Sales and Marketing for Virginia Marble Manufacturers, Inc., Kenbridge, Virginia. He presently serves as Secretary of the Company and of the Bank and is a member of the Policy and Personnel Committees of the Bank.

      Class C (to serve until the Year 2001 Annual Meeting of Stockholders)

     1. Lewis W. Bridgforth, age 59, a Director since 1971. Dr. Bridgforth is a physician in private general practice in Victoria, Virginia. He presently serves on the Policy, Personnel, and Audit & Finance Committees of the Bank.

     2. J. Ryland Hamlett, age 56, a Director since 1986. Mr. Hamlett retired in 1997 as Manager of Human Resources for Southside Electric Cooperative, Crewe, Virginia. He presently serves on the Personnel and Audit & Finance Committees of the Bank.

     3. H. Clarence Love, age 73, a Director since 1971. Mr. Love retired in 1987 as President of Common wealth Tobacco Company, Kenbridge, Virginia. He presently serves as Chairman of the Board of the Company and of the Bank, and is a member of the Executive, Policy, and Loan Committees of the Bank and is an ex-officio member of the other standing committees.


            SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE MANAGEMENT

     The following table sets forth information as of March 5, 1999 regarding the beneficial ownership of the Company's Common Stock by (i) all directors and nominees and (ii) its Chief Executive Officer, and (iii) by all directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities and Exchange Act of 1934 (the "Exchange Act"), as amended, under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.


                                    Number of Shares and Nature           Percent
Name of Director or Nominee           of Beneficial Ownership             of Class
    R. Michael Berryman                    87,723.458  (1)                 2.92%
    Lewis W. Bridgforth                    34,838.549  (2)                 1.16%
    William J. Callis                      27,457.286  (3)                   *
    Earl C. Currin, Jr.                    13,178.000                        *
    C. Edward Hall                         30,416.111  (4)                 1.01%
    J. Ryland Hamlett                      10,721.000                        *
    H. Clarence Love                       83,200.000  (5)                 2.76%
    Larry L. Overton                       41,126.000  (6)                 1.37%
    Wayne J. Parrish                       25,448.029  (7)                   *
    Ben L. Watson, III                     16,460.711  (8)                   *

                                                                     *Less than 1.00%

    All Directors and Executive Officers
      as a Group (12 persons)             418,426.034                     13.90%

     (1) Includes 8,547.877 shares held jointly with Mr. Berryman's wife, 37,398.711 shares owned solely by her, and 5,592.885 shares held as custodian for one of his children.

     (2)  Includes 19,857.235 shares owned solely by Dr. Bridgforth's wife.

     (3)  Includes 16,736.105 shares held jointly with Mr. Callis's wife.

     (4)  Includes 260 shares owned solely by Mr. Hall's wife.

     (5) Includes 65,400 shares held jointly with Mr. Love's wife, and 4,100 shares owned solely by her.

     (6) Includes 26,906 shares held jointly with Mr. Overton's wife, and 2,690 shares owned solely by her.

     (7) Includes 5,491.703 shares held jointly with Mr. Parrish's wife, and 5,785.197 shares owned solely by her.

     (8)  Includes 446.711 shares owned solely by Mr. Watson's wife.


Section 16(a) Beneficial Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership of Common Stock with the Securities and Exchange Commission. Such persons are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company, the Company believes that all applicable
Section 16(a) filing requirements were satisfied for events and transactions that occurred in 1998.


                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

     Meetings of the Board of Directors are held regularly each month, including an organizational meeting following the conclusion of the Annual Meeting of Shareholders. The Board held twelve meetings in the year ended December 31, 1998. For such year, seven of the Company's ten directors attended all twelve meetings, and the other three directors attended eleven meetings. None of the Company's directors attended fewer than 70% of the aggregate number of meetings of committees of which the respective directors are members.

     The Board of Directors has, among others, a Nominating Committee, an Audit Committee, and a Personnel/Compensation Committee.

     Since the 1998 Annual Meeting, the Nominating Committee has consisted of Messrs. Bridgforth, Callis and Love. The duties of this committee are to advise the Board with respect to the nomination of directors. It recommends candidates to the Board as nominees for election at the Annual Meeting. Directors are selected on the basis of recognized achievements and their ability to bring skills and experience to the deliberations of the Board. The Nominating Committee met once and recommended the nominees named herein. The Company's By-Laws provide, however, that stockholders entitled to vote for the election of directors may name nominees for election to the Board of Directors. In order for such a nomination to be effective, a nominating shareholder must strictly comply with the applicable provisions of the Bylaws, which include: (a) such nomination shall be made at a meeting of shareholders; (b) the nominating shareholder shall give notice to the Company, which notice shall be received by the Company not less than sixty days nor more than ninety days prior to the shareholders' meeting, provided, however, that in the event that less than seventy days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the nominating shareholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made; and (c) the nominating shareholder's notice shall set forth (i) as to each director nominee proposed by the shareholder, the name, age, business address and residence of such nominee, the principal occupation or employment of such nominee, the class and number of shares of the Company beneficially owned by the nominee and any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, pursuant to Regulation 14A under the Exchange Act, and (ii) as the nominating shareholder, his or her name and address as they appear on the Company's books and the class and number of shares of the Company which are beneficially owned by such shareholder.

     The Audit Committee consists of Messrs. Bridgforth, Callis, Currin, Hamlett and Parrish. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and to establish, and assure the adherence to, a system of internal controls. It reviews and accepts the reports of the Company's independent auditors and federal examiners and the reports of the Bank's internal auditor. The Audit Committee met three times during the year ended December 31, 1998.

     The Personnel/Compensation Committee consists of Messrs. Berryman, Bridgforth, Hall, Hamlett, Love, Overton and Parrish. It is responsible for reviewing, and making recommendations with respect to, the compensation of all employees of the Company. This committee met eight times during the past fiscal year.


                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     1. Michael O. Walker, age 48, Recording Secretary of the Company since 1983. He has also served as Senior Vice President of the Bank since 1993 with responsibility for branch administration and marketing. He joined the Bank in 1974, and previous positions include Branch Manager, Assistant Vice President and Vice President.

     2. Janice C. Whitlow, age 52, Cashier and Treasurer of the Company since 1985. She has served as Senior Vice President, Cashier, Assistant Secretary and Compliance Officer for the Bank since 1993. She joined the bank in 1971, and previous positions include Operations Officer, Assistant Vice President and Vice President.


                                  REMUNERATION

Summary of Cash and Certain Other Compensation

     The following table shows, for the fiscal years ended December 31, 1998, 1997, and 1996, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of the Company in all capacities in which he served, and to other Executive Officers whose total compensation exceeded $100,000 in any of the three years:

                           SUMMARY COMPENSATION TABLE


                                                         Annual Compensation                      Long Term
                                          ---------------------------------------------------    Compensation
                                                                                               ----------------     All
                                                                                    Other       Number of Se-      Other
Name and                                            Incentive      Deferred    Annual Compen-  curities Under-    Compen-
Principal Position              Year      Salary      Bonus      Compensation   sation (a)(b)    lying Option     sation
------------------              ----      ------      -----      ------------  --------------  ----------------   -------
Ben L. Watson, III              1998     $102,500    $34,271       $10,000         $4,800        7,000 (c)         None
President and Chief             1997      $85,000    $45,239       $10,000         $5,900        8,000             None
Executive Officer               1996      $80,000    $58,033         None          $5,400        8,000 (d)         None

Michael O. Walker               1998      $81,600    $22,277          $900         $1,800        6,000             None
Senior Vice President           1997      $62,568    $33,553        $2,100         $2,100        6,000             None

Janice C. Whitlow               1998      $79,500    $22,277        $3,000          None         5,850 (c)         None
Senior Vice President


   (a) The value of perquisites and other personal benefits did not exceed the lesser of $50,000 or ten percent of total annual salary and incentive bonus.

   (b) Other Annual Compensation represents director's fees paid to Mr. Watson for services performed as a director of the Bank, and fees paid to Mr. Walker for services performed as Recording Secretary of the board of the Bank.

   (c) Mr. Watson exercised 1,000 options on March 2, 1998 and Mrs. Whitlow exercised 150 options on January 27, 1998.

   (d)  Adjusted for a two-for-one stock split on October 2, 1997.

Stock Options and Option Exercises and Holdings

     No stock options were granted to the executive officers named in the summary table during the fiscal year ended December 31, 1998. The following table sets forth information with respect to the value of all stock options held by such officers as of the end of the fiscal year:

         Exercises in Last Fiscal Year and Fiscal Year End Option Values

                                                              Number of Securities Under-          Value of Unexercised
                                     Shares                   lying Unexercised Options           In-the-Money Options
                                    Acquired                    at Fiscal Year End (1)            at Fiscal Year End (2)
                                       on        Value      -----------------------------     ------------------------------
Name                                Exercise    Realized    Exercisable    Unexerciseable     Exercisable     Unexerciseable
----                                --------    --------    ------------   --------------     -----------     --------------
Ben L. Watson, III, President        1,000       $8,370        7,000             0              $44,950             $0
  and Chief Executive Officer

Michael O. Walker, Senior                0           $0        6,000             0              $38,220             $0
  Vice President

Janice C. Whitlow, Senior              150       $1,106        5,850             0              $37,265             $0
  Vice President


   (1) The options were granted on March 16, 1995. The options became vested and exercisable on March 16, 1996.

   (2) The value of the unexercised options at fiscal year end is calculated by determining the difference between the fair market value of the Common Stock on December 31, 1998 and the exercise price of such options. The average of the high and low sales prices of the Common Stock of the Company on December 31, 1998, as reported by the Nasdaq National Market, was $13.75.

Directors' Fees

     No fees are paid to Directors for service on the Board of the Company. During 1998, for service on the Board of the Bank, a fee of $1,800 per director was paid, based on the performance of the Bank, plus $250 for each Bank Board meeting attended and, except to Mr. Watson, $175 for each Bank Board Committee meeting attended during the year.

     Effective April 20, 1995, the Company adopted the Outside Directors' Stock Option Plan (the "Outside Directors' Plan"). On October 2, 1997, the Common Stock split two-for-one (the "Stock Split"), and pursuant to Section 3(d) of the Outside Directors' Plan, the Board of Directors increased the maximum aggregate number of shares of Common Stock that may be issued pursuant to the Outside Directors' Plan from 40,000 shares to 80,000 shares. The Outside Directors' Plan is administered by a committee appointed by the Board of Directors, and the Plan will terminate on March 16, 2005, unless terminated earlier by the Board of Directors.

     When the Company's shareholders approved the Outside Directors' Plan on April 15, 1995, each outside director then serving on the Board of Directors received an award of a stock option to purchase three thousand (3,000) shares of the Common Stock on the effective date of the Outside Directors' Plan. Thereafter, any outside director elected to the Board of Directors who had not previously received such an award will automatically be granted an award consisting of a stock option to purchase three thousand (3,000 shares), except that following the two-for-one stock split on October 2, 1997, the number of shares already granted to directors became 6,000, and the number of shares to be granted to any newly-elected directors became 6,000. Concurrent with the Stock Split and pursuant to Section 3(d) of the Outside Directors' Plan, the Board of Directors adjusted the exercise price of stock options granted under the Outside Directors' Plan from the Fair Market Value (as defined therein) of the Common Stock, plus $1.00, on the date of the grant, to the Fair Market Value, plus $0.50, on the date of the grant. Each stock option is granted for a term of ten years and is first exercisable on the date which is one year from the date of the grant of the option. Options granted under the Outside Directors' Plan may be exercised by the outside director, by a legatee or legatees of such stock option under the outside director's last will or by his or her executors, personal representatives or distributees, by delivering to the Secretary of the Company written notice of the number of shares of Common Stock with respect to which the stock is being exercised.


                              CERTAIN TRANSACTIONS

     Some of the directors and officers of the Company and some of the corporations and firms with which these individuals are associated are also customers of the Company in the ordinary course of business, or are indebted to the Company with respect to loans, and it is anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Company on a similar basis in the future. All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Bank transactions with unaffiliated persons. No such loan as of December 31, 1998 was non-accruing, past due or restructured. At December 31, 1998, the aggregate amount of loans outstanding to all directors and executive officers of the Company and members of their immediate families was approximately $2,330,300 representing 12.25% of the total equity of the Company. Also as of December 31, 1998, only one director, W. J. Callis, had aggregate outstanding loans in excess of 5% of shareholders' equity, which total of loans amounted to $1,405,724. as of that date.

     Management is not aware of any arrangements which may at a subsequent date result in a change in control of the Company.

     Management of the Company is not aware of any material proceedings to which any Director, officer or affiliate of the Company, any owner of record or beneficial owner of more than five percent of the Company's Common Stock, or any associate of any such Director, officer, affiliate of the Company, or shareholder is a party adverse to the Company or the Bank or has a material interest adverse to the Company.


                                  PROPOSAL II.

      AMENDMENT TO THE INCENTIVE STOCK OPTION PLAN TO INCREASE THE MAXIMUM
            NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

     The Board of Directors of the Company has unanimously approved, and recommends to the shareholders that they adopt, an amendment to Section 3(b) of the Company's Incentive Stock Option Plan (the "ISO Plan") that would increase the maximum number of shares of Common Stock authorized for issuance pursuant to the ISO Plan (the "Stock Options") from 120,000 shares to 270,000 shares. The amendment would not increase the total number of authorized shares of the Company's capital stock.

     In October 1997 as a result of the Stock Split and pursuant to Section 3(c) of the ISO Plan, the Board of Directors increased the shares of Common Stock authorized for issuance pursuant to the ISO Plan from 60,000 shares to 120,000 shares. Accounting for the Stock Split, all available options to purchase Common Stock pursuant to the ISO Plan have been granted. The option price of each Stock Option is equal to the fair market value of the Common Stock plus $0.50 as of the date of the grant. As of March 1, 1999, the market value of the 150,000 additional shares that will be issuable under the ISO Plan, as amended, was $13.00 per share. The benefits receivable by employees of the Company under the ISO Plan, as amended, are not determinable.

     Each Stock Option will become exercisable at the time and for the number of shares fixed in the Option Agreement; however, no Stock Options will be exercisable prior to the date one year, or after the date ten years, from the date such stock option is granted. The ISO Plan will terminate on March 16, 2005, unless terminated earlier by the Board of Directors pursuant to its authority under the ISO Plan. All options under the ISO Plan are intended to qualify as "incentive stock options," meaning that they would qualify for tax treatment provided by Section 422 of the Internal Revenue Code of 1956, as amended.

     The following is the full text of Proposal II:

          Section 3(b) of the Incentive Stock Option Plan is hereby amended by revising the section to read as follows:

                (b) Maximum Limitations. The aggregate number of shares of Common Stock available for grant under the Plan is 270,000, subject to adjustment pursuant to paragraph (c). Common Stock subject to options issued pursuant to the Plan shall be issued from authorized but unissued shares. In the event that, prior to the end of the period during which Stock Options may be granted under the Plan, any Stock Option under the Plan expires unexercised or is terminated, surrendered or cancelled without being exercised, in whole or in part, for any reason, the number of shares theretofore subject to such Stock Option or the unexercised, terminated, forfeited or unearned portion thereof, shall be added to the remaining number of shares of Common Stock available for grant as a Stock Option under the Plan, including a grant to a former holder of such Stock Option, upon such terms and conditions as the Committee shall determine, which terms may be more or less favorable than those applicable to such former Stock Option.

Purposes and Effects of Proposed Amendment

     The Board of Directors believes that an increase in the maximum number of shares of Common Stock authorized for issuance pursuant to the ISO Plan as contemplated by the proposed amendment would benefit the Company, its employees and its shareholders. The increased number of employees who are, and who are anticipated to become, eligible for grants pursuant to the ISO Plan has created the need for a greater amount of authorized shares for issuance. The Board of Directors believes that, consistent with the purpose of the ISO Plan, an increased number of shares of Common Stock available for grant as Stock Options pursuant to the ISO Plan would allow all eligible employees the opportunity to acquire shares of Common Stock, provide an incentive for employees to continue to promote the best interest of the Company and enhance its long-term performance, and encourage employees to join or remain with the Company and its subsidiaries.

     Unless otherwise required by applicable law or regulation, the Stock Options available as a result of the additional shares of Common Stock to be authorized for issuance pursuant to the ISO Plan will be granted without further shareholder action and on such terms as may be determined by a committee appointed by the Board of Directors to administer the ISO Plan.

Vote Required

     In order for it to be adopted, the proposed amendment must be approved by the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED AMENDMENT.


                                    AUDITORS

     Creedle, Jones & Alga, P.C., of South Hill, Virginia, served as the Company's independent certified public accountants for the year ended December 31, 1998. Representatives from Creedle, Jones & Alga, P.C. will be present at the Annual Meeting and will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.


                              SHAREHOLDER PROPOSALS

     Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2000 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Company, whose address is P. O. Box 569, 100 South Broad Street, Kenbridge, Virginia 23944, no later than December 21, 1999, in order for the proposal to be considered for inclusion in the Company's

Proxy Statement. The Company anticipates holding the 2000 Annual Meeting on April 20, 2000. It is recommended that such proposals be sent by certified mail, return receipt requested.

     The Company's Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director or to bring other business before a meeting, written notice must be received by the Company not less than 60 days and not more than 90 days prior to the date of the meeting. Based on an anticipated meeting date of April 20, 2000, for the 2000 Annual Meeting of Shareholders, the Company must receive such notice no later than February 19, 2000 and no earlier than January 19, 2000. If shareholders receive notice less than 70 days prior to the meeting or public disclosure of the meeting date is made less than 70 days prior to the meeting, written notice must be received by the Company not later than the close of business on the tenth day on which such notice of the date of the annual meeting was made or such public disclosure was made.

     Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1998 accompanies this Proxy Statement. Additional copies may be obtained by written request to the Treasurer of the Company at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

     UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF THE COMPANY'S COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE COMPANY WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO MRS. JANICE C. WHITLOW, TREASURER, BENCHMARK BANKSHARES, INC., P.O. BOX 569, KENBRIDGE, VIRGINIA 23944. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                  OTHER MATTERS

     The Board of Directors of the Company is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

                                    P R O X Y

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                 April 15, 1999

                           BENCHMARK BANKSHARES, INC.
                             100 South Broad Street
                            Kenbridge, Virginia 23944


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints C. Edward Hall and Larry L. Overton, jointly and severally, as proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below, all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Benchmark Bankshares, Inc., (the "Company"), to be held on Thursday, April 15, 1999, at 7:30 p.m., local time, or any adjournments thereof, for the following purposes:

                             _                                        _
I.   ELECTION OF DIRECTORS: |_| FOR all nominees listed below        |_| WITHHOLD AUTHORITY to vote for
                              (except as marked to the contrary)       all nominees

     NOMINEES:    EARL C. CURRIN, JR.    WAYNE J. PARRISH    BEN L. WATSON, III

                       ___________________________________

(INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee's name on the line above.)


II. TO AMEND THE COMPANY'S INCENTIVE STOCK OPTION PLAN (the "ISO Plan") to increase the number of shares of Common Stock authorized for issuance pursuant to the ISO Plan.
             _                     _                      _
            |_| FOR               |_| AGAINST            |_| ABSTAIN

III. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. If no direction is given, this proxy will be voted FOR all nominees listed in Item I and FOR item 2.

IMPORTANT  NOTE:  For  this  proxy  to be
valid,  ALL  PARTIES,  as  shown  on  the
pre-printed  label  to  the  right,  MUST
SIGN.  Signatures  must be  PRECISELY  as
shown. In the case of Custodial accounts,
CUSTODIAN(S),  not  Beneficiaries,   must
sign.


__________________________________  __________________________________  __________________________________
     (Signature, 1st Party)           (Signature, 2nd Party, if any)      (Signature, 3rd Party, if any)



DATE: ____________________________


PLEASE MARK, SIGN, AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY. THANK YOU.

Appendix A

                           Benchmark Bankshares, Inc.
                       Amended Incentive Stock Option Plan


         1.     Purpose.

         The purpose of this Stock Option Plan (the "Plan") is to give employees ("Employees") of Benchmark Bankshares, Inc., a bank holding company (the "Company"), and its subsidiaries an opportunity to acquire shares of the common stock of the Company ("Common Stock"), to provide an incentive for such Employees to continue to promote the best interests of the Company and enhance its long-term performance, and to provide an incentive for Employees to join or remain with the Company and its subsidiaries.

         2.     Administration.

                (a) General. The Plan shall be administered by a committee ("Committee") appointed by the board of directors of the Corporation ("Board"). The Committee shall be composed of not fewer than two members of the Board who are not employed by the Corporation ("Nonemployee Directors"). No member of the Committee may exercise discretion with respect to, or participate in, the administration of the Plan if, at any time, during the twelve-month period prior to such exercise or participation, he or she has been granted or awarded stock, restricted stock, stock options, stock appreciation rights or any other derivative security of the Company thereof under this Plan or any similar plan of the Company, except as permitted in Rule 16b-3(c)(2)(i)(A) through (D) under the Securities Exchange Act of 1934.

                (b) Powers. Within the limits of the express provisions of the Plan, the Committee shall determine: (i) the Employees to whom awards hereunder shall be granted, (ii) the time or times at which such awards shall be granted, (iii) the form and amount of the awards, and (iv) the limitations, restrictions and conditions applicable to any such award. In making such determinations, the Committee may take into account the nature of the services rendered by such Employees, their present and potential contributions to the Company's success and such factors as the Committee in its discretion shall deem relevant.

                (c) Interpretations. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms, and provisions of the respective awards and make all other determinations it deems necessary or advisable for the administration of the Plan.

                (d) Determinations. The determinations of the Committee on all matters regarding the Plan shall be conclusive.

                (e) Nonuniform Determinations. The Committee's determinations under the Plan, including without limitation, determinations as to the persons to receive awards, the terms and provisions of such awards and the agreements evidencing the same, need not be uniform and may be made by it selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

         3.     Awards Under the Plan.

                (a) Form. Awards under the Plan shall be granted in the form of incentive stock options ("Stock Options"), as described in Section 4.

                (b) Maximum Limitations. The aggregate number of shares of Common Stock available for grant under the Plan is 270,000, subject to adjustment pursuant to paragraph (c). Common Stock subject to options issued pursuant to the Plan shall be issued from authorized but unissued shares. In the event that, prior to the end of the period during which Stock Options may be granted under the Plan, any

Stock Option under the Plan expires unexercised or is terminated, surrendered or cancelled without being exercised, in whole or in part, for any reason, the number of shares theretofore subject to such Stock Option or the unexercised, terminated, forfeited or unearned portion thereof, shall be added to the remaining number of shares of Common Stock available for grant as a Stock Option under the Plan, including a grant to a former holder of such Stock Option, upon such terms and conditions as the Committee shall determine, which terms may be more or less favorable than those applicable to such former Stock Option.

                (c) Adjustment Provisions. The aggregate number of shares of Common Stock with respect to which Stock Options may be granted, the aggregate number of shares of Common Stock subject to each outstanding Stock Option, and the exercise price per share of each such Stock Option may all be appropriately adjusted as the Board may determine for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company. Adjustments under this Section 3(c) shall be made according to the sole discretion of the Board, and its decisions shall be binding and conclusive.

         4.     Stock Options.

         It is intended that Stock Options granted under the Plan shall constitute incentive stock options under Section 422 of the Internal Revenue Code (the "Code"). Stock Options shall be in such form and upon such terms and conditions as the Committee shall from time to time determine, subject to the following:

                (a) Exercise. Stock Options shall be exercisable at such time or times, and shall be evidenced by such form of written option agreement ("Option Agreement") between the Employee and the Company, as the Committee shall determine; provided, that any such terms are not inconsistent with the other provisions of the Plan and with Section 422 of the Code.

                (b) Option Price. The option price of each Stock Option shall be equal to Fair Market Value, as defined in paragraph 11(g) of this Plan, of Common Stock plus $0.50 as of the date of grant.

                (c) Terms of Stock Option. Each Stock Option shall become exercisable at the time, and for the number of shares of Common Stock, fixed by the Committee in the Option Agreement. No Stock Option shall be exercisable prior to the date one year, or after the date ten years, from the date such Stock Option is granted.

                (d) Limitation on Amounts. The aggregate fair market value (determined with respect to each Stock Option as of the time it is granted) of the capital stock with respect to which Stock Options are exercisable for the first time by an Employee during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000.

                (e) Ten Percent Shareholder. Notwithstanding any other provision herein contained, no Employee may receive Stock Options under the Plan if, at the time the award is granted, such employee owns (as defined in Section 242(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price for such Stock Option is at least 110% of the Fair Market Value of the Common Stock subject to such Stock Option on the date of grant and such Option is not exercisable after the date five years from the date such Option is granted.

                (f) Manner of Exercise and Payment for Common Stock. Stock Options may be exercised by an Employee by giving written notice to the Secretary of the Company stating the number of shares of Common Stock with respect to which the Stock Option is being exercised and tendering payment therefor. At the time that a Stock Option granted under the Plan, or any part thereof, is exercised, payment for the Common Stock issuable thereupon shall be made in full in cash or by check or, if the Board in its discretion agrees to accept, in shares of Common Stock of the Company (the number of such shares paid for each share subject to the Incentive Stock Option, or part thereof, being exercised shall be determined by dividing the option price by the Fair Market Value per share of the Common Stock on the date of exercise).

As  soon  as  reasonably   possible  following  such  exercise,   a  certificate
representing shares of Common Stock purchased, registered in the name of the Employee shall be delivered to the Employee.

         5.     Transferability.

                (a) No Stock Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution, and no Stock Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of a Stock Option, or levy of attachment or similar process upon the Stock Option not specifically permitted herein shall be null and void and without effect. A Stock Option may be exercised only by an Employee during his or her lifetime, or pursuant to Section 8(c), by his or her estate or the person who acquires the right to exercise such Stock Option upon his or her death by bequest or inheritance.

         6.     Dissolution, Merger and Consolidation.

         Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company, in which the Company is not the surviving corporation, each Stock Option granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Board shall give at least 30 days' prior written notice of such event to each Employee during which time he or she shall have a right to exercise his or her wholly or partially unexercised Stock Option (without regard to installment exercise limitations, if any) and, subject to prior expiration pursuant to paragraph 9(b) or (c), each Stock Option shall be exercisable after receipt of such written notice and prior to the effective date of such transaction.

         7.     Effective Date and Conditions Subsequent to Effective Date.

                (a) The Plan shall become effective on the date of the approval of the Plan by the holders of a majority of the shares of Common Stock of the Company; provided, however, that approval of the Plan by shareholders shall occur within twelve (12) months before or after adoption of the Plan by the Board. The Plan shall be null and void and of no effect if such condition is not fulfilled, and in such event each Stock Option granted hereunder shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect.

                (b) No grant or award shall be made under the Plan more than ten (10) years from the earlier of the date of adoption of the Plan by the Board and shareholder approval hereof; provided, however, that the Plan and all Stock Options granted under the Plan prior to such date shall remain in effect and subject to adjustment and amendment as herein provided until they have been satisfied or terminated in accordance with the terms of the respective grants or awards and the related Option Agreements.

         8.     Termination of Employment.

                (a) Each Incentive Stock Option shall, unless sooner expired pursuant to paragraph (b) or (c) below, expire on the first to occur of the tenth anniversary of the date of grant thereof and the expiration date set forth in the applicable option agreement.

                (b) A Stock Option shall expire on the first to occur of the applicable date set forth in paragraph (a) above and the date that the employment of the Employee with the Company or any of its subsidiaries terminates for any reason other than death or disability. Notwithstanding the preceding provisions of this paragraph, the Board, in its sole discretion, may, by written notice given to an ex-employee, permit the ex-employee to exercise Stock Options during a period following his termination of employment, which period shall not exceed three months. In no event, however, may the Board permit an ex-employee to exercise a Stock Option after the expiration date contained in the Option Agreement. Notwithstanding the preceding provisions of this paragraph, if the Board permits an ex-employee to exercise Stock Options during a period following his termination of employment pursuant to such preceding provisions, such Stock Options shall, to the extent unexercised, expire on the date such ex-employee violates (as determined by the Board) any covenant not to compete in effect between the Company and the ex-employee.

                (c) If the employment of an Employee with the Company or any of its subsidiaries terminates by reason of disability (as defined in Section 422(c)(6) of the Code and as determined by the Board) or by reason of death, his Stock Options, shall expire on the first to occur of the date set forth in paragraph (a) of this Section 8 and the first anniversary of such termination of employment.

         9.     Miscellaneous.

                (a) No Obligation to Exercise Options. The granting of a Stock Option shall impose no obligation upon an Employee to exercise such Stock Option.

                (b) Termination and Amendment of Plan. The Board, without further action on the part of the shareholders of the Company, may from time to time alter, amend or suspend the Plan or any Stock Option granted hereunder or may at any time terminate the Plan, except that, unless approved by the shareholders in accordance with Section 7 hereof, it may not: (i) materially increase the total number of shares of Common Stock available for grant under the Plan (except to the extent provided in Section 3(c) hereof); (ii) materially increase benefits to any Employee who is subject to Section 16 of the Securities Exchange Act of 1934; (iii) materially modify the class of Employees eligible to be granted Stock Options under the Plan; or (iv) effect a change to Stock Options which is inconsistent with Section 422 of the Code or regulations issued thereunder. No action taken by the Board under this Section may materially and adversely affect any outstanding Stock Option without the consent of the holder thereof.

                (c) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Stock Options will be used for general corporate purposes.

                (d) Right To Terminate Employment. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Employee the right to continued employment with the Company or any of its subsidiaries or affect any right which the Company or any of its subsidiaries may have to terminate the employment of such Employee.

                (e) Rights as a Shareholder. No Employee shall have any right or privileges as a shareholder unless and until certificates for shares of Common Stock are issuable to him.

                (f) Leaves of Absence and Disability. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by or disability of any Employee. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such leaves of absence shall constitute a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on awards under the Plan theretofore made to any Employee who takes such leave of absence.

                (g) Fair Market Value. Whenever the Fair Market Value of Common Stock is to be determined under the Plan as of a given date, such Fair Market Value shall be:

                        (i) If the Common Stock is listed on an automated quotation system operated by a national securities association (NASDAQ), the average of the closing prices of the Common Stock, as reported in the Wall Street Journal or other newspaper having financial data, for the 10 consecutive trading days immediately preceding such given date; and

                        (ii) If the Common Stock is not listed on NASDAQ, such value as the Board, in good faith, shall determine. No determination as to Fair Market Value of Common Stock subject to a Stock Option shall be inconsistent with Section 422 of the Code.

                (h) Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company (i) on the date it is personally delivered to the Secretary of the Company at its principal executive offices or (ii) three business days after it is sent by mail, postage prepaid, addressed to the Secretary at such offices; and shall be deemed delivered to an Employee (i) on the date it is personally delivered to him or (ii) three business days after it is sent by mail, postage prepaid, addressed to him at the last address shown for him on the records of the Company.

                (i)     Applicable   Law.  All   questions   pertaining  to  the
validity, construction and administration of the Plan and Stock Options granted hereunder shall be determined under the laws of the Commonwealth of Virginia.

                (j) Elimination of Fractional Shares. If under any provision of the Plan that requires a computation of the number of shares of Common Stock subject to a Stock Option, the number so computed is not a whole number of shares of Common Stock, such number of shares of Common Stock shall be rounded down to the next whole number.

                (k) Withholding Taxes. In the event that the Employee disposes of any Common Stock acquired by the exercise of a Stock Option within the two-year period following grant, or within the one-year period following exercise of the Stock Option, the Company may require the Employee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements as a condition to the registration of the transfer of such Common Stock on its books.